UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 12, 2002

Commission file number: 0-29733

iPrint Technologies, inc.
(Exact name of registrant as specified in its charter)

Delaware	77-0436465
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

3073 Corvin Drive
Santa Clara, CA 95051
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 523-2700

Former name: iPrint.com, inc.

ITEM 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 6, 2002, at the recommendation of the Audit Committee, the Board of Directors of iPrint Technologies, inc (the “Company”) named BDO Seidman, LLP as the Company’s independent auditors for its current fiscal year ending December 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iPrint Technologies, inc.

By:	/s/ DAVID SELTZER
David Seltzer Vice President and Chief Financial Officer

Date:    August 12, 2002